Exhibit 4.2

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PAR VALUE $0.0001 Certificate Shares Number 000000 000000 ZQ00000000 000000 XERIS PHARMACEUTICALS, INC. 000000 000000 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David THIS CERTIFIES THAT Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr MR . Alexander. David SAMPLE Sample Mr. Alexander David & Sample MRS Mr. Alexander . SAMPLE David Sample Mr. Alexander & David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr Alexander David Sample Mr. Alexander David Sample CUSIP 98422L 10 7 Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander MR David Sample . SAMPLE Mr. Alexander David Sample & Mr .. Alexander MRS David Sample . SAMPLE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Sample Mr. Sample is the owner of 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0 THIS CERTIFICATE IS TRANSFERABLE IN 00000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00 ZERO HUNDRED THOUSAND 0000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000 CITIES DESIGNATED BY THE TRANSFER 000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0000 AGENT, AVAILABLE ONLINE AT 00 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00000 0 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 ZERO HUNDRED AND ZERO www.computershare.com Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Xeris Pharmaceuticals, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY ACEU M T COUNTERSIGNED AND REGISTERED: FACSIMILE SIGNATURE TO COME R I A PO C H R RA P CO T A COMPUTERSHARE TRUST COMPANY, N.A. E L I N D S President S , TRANSFER AGENT AND REGISTRAR, R I I N E C X . July 29, 2005 DEL RE FACSIMILE SIGNATURE TO COME AWA By Secretary AUTHORIZED SIGNATURE CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Xeris Pharmaceuticals, Inc. Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 3 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7

The IRS requires that the named transfer agent (“we”) report the costbasis of certain shares or units acquired after January 1, 2011. If yourshares or units are covered by the legislation, and you requested to sellor transfer the shares or units using a specific cost basis calculationmethod, then we have processed as you requested. If you did notspecify a cost basis calculation method, then we have defaulted to thefirst in, first out (FIFO) method. Please consult your tax advisor if youneed additional information about cost basis.If you do not keep in contact with the issuer or do not have anyactivity in your account for the time period specified by state law,your property may become subject to state unclaimed propertylaws and transferred to the appropriate state.For value received, hereby sell, assign and transfer untoShares AttorneyDated: 20Signature: Signature: Notice: The signature to this assignment must correspond with the nameas written upon the face of the certificate, in every particular,without alteration or enlargement, or any change whatever.PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appointto transfer the said stock on the books of the within-named Company with full power of substitution in the premises..XERIS PHARMACEUTICALS, INC.THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THEQUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES ANDLIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, ANDTHE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINEVARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFERAGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGALREPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THATMAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.Signature(s) Guaranteed: Medallion Guarantee StampTHE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVEDSIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fullaccording to applicable laws or regulations:TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor)TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State)JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age)and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State)Additional abbreviations may also be used though not in the above list.